EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C.SECTION 1350)

In connection with the accompanying Annual Report of Cicero Inc., formerly Level 8 Systems, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2012 as filed with the Security Exchange Commission on the date hereof (the “Report”), I, John P. Broderick, Chief Executive and Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented in the Report.

Date: April 15, 2013	By:	/s/ John P. Broderick
John P. Broderick
Chief Executive and Financial Officer
(Principal Financial and Accounting Officer)